EXHIBIT L-1

FUNDAMENTAL INVESTMENT RESTRICTIONS RECOMMENDED TO BE AMENDED
AS DESCRIBED IN PROPOSAL 4

	FUNDAMENTAL INVESTMENT RESTRICTIONS TO BE AMENDED		FUNDAMENTAL INVESTMENT RESTRICTIONS TO REMAIN UNCHANGED
Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Income Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin California Tax-Free Trust
Franklin California Insured Tax-Free Income Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin California Intermediate-Term Tax-Free	1).	Borrowing
Income Fund	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin California Limited-Term Tax-Free Income	1).	Lending	1).	Borrowing
Fund	2).	Investments in Real Estate	2).	Underwriting
	3).	Investments in Commodities	3).	Issuing Senior Securities
	4).	Concentration
	5).	Diversification of Investments
Franklin California Tax-Exempt Money Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin Capital Growth Fund
	1).	Borrowing	1).	Underwriting
	2).	Lending	2).	Concentration
	3).	Investments in Real Estate	3).	Diversification of Investments
	4).	Investments in Commodities
	5).	Issuing Senior Securities

L-1-1

	FUNDAMENTAL INVESTMENT RESTRICTIONS TO BE AMENDED		FUNDAMENTAL INVESTMENT RESTRICTIONS TO REMAIN UNCHANGED
Franklin Custodian Funds, Inc.
Franklin DynaTech Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin Growth Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin Income Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin U.S. Government Securities Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin Utilities Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin Global Trust
Franklin Large Capitalization Growth and Income	1).	Lending	1).	Borrowing
Fund	2).	Investments in Real Estate	2).	Underwriting
	3).	Investments in Commodities	3).	Issuing Senior Securities
			4).	Concentration
			5).	Diversification of Investments
Franklin Small Capitalization Equity Fund	1).	Lending	1).	Borrowing
	2).	Investments in Real Estate	2).	Underwriting
	3).	Investments in Commodities	3).	Issuing Senior Securities
			4).	Concentration
			5).	Diversification of Investments

L-1-2

	FUNDAMENTAL INVESTMENT RESTRICTIONS TO BE AMENDED		FUNDAMENTAL INVESTMENT RESTRICTIONS TO REMAIN UNCHANGED
Franklin Global Real Estate Fund	1).	Underwriting	1).	Borrowing
	2).	Lending	2).	Issuing Senior Securities
	3).	Investments in Real Estate	3).	Diversification of Investments -
	4).	Investments in Commodities		Non-diversified
	5).	Concentration
Franklin Templeton Core Fixed Income Fund	1).	Lending	1).	Borrowing
	2).	Investments in Real Estate	2).	Underwriting
	3).	Investments in Commodities	3).	Issuing Senior Securities
			4).	Concentration
			5).	Diversification of Investments
Franklin International Smaller Companies Growth	1).	Borrowing	1).	Underwriting
Fund	2).	Lending	2).	Concentration
	3).	Investments in Real Estate
	4).	Investments in Commodities
	5).	Issuing Senior Securities
	6).	Diversification of Investments
Franklin Templeton Core Plus Fixed Income Fund	1).	Lending	1).	Borrowing
	2).	Investments in Real Estate	2).	Underwriting
	3).	Investments in Commodities	3).	Issuing Senior Securities
			4).	Concentration
			5).	Diversification of Investments –
Non-diversified
Franklin Templeton Emerging Market Debt	1).	Lending	1).	Borrowing
Opportunities Fund	2).	Investments in Real Estate	2).	Underwriting
	3).	Investments in Commodities	3).	Issuing Senior Securities
			4).	Concentration
			5).	Diversification of Investments –
Non-diversified
Franklin Templeton High Income Fund	1).	Lending	1).	Borrowing
	2).	Investments in Real Estate	2).	Underwriting
	3).	Investments in Commodities	3).	Issuing Senior Securities
			4).	Concentration
			5).	Diversification of Investments
Franklin Gold and Precious Metals Fund
	1).	Borrowing	1).	Underwriting
	2).	Lending	2).	Diversification of Investments
	3).	Investments in Real Estate
	4).	Investments in Commodities –
special conditions
	5).	Issuing Senior Securities
	6).	Concentration
Franklin High Income Trust
Franklin High Income Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments

L-1-3

	FUNDAMENTAL INVESTMENT RESTRICTIONS TO BE AMENDED		FUNDAMENTAL INVESTMENT RESTRICTIONS TO REMAIN UNCHANGED
Franklin Investors Securities Trust
Franklin Adjustable U.S. Government Securities Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin Balanced Fund	1).	Lending	1).	Borrowing
	2).	Investments in Real Estate	2).	Underwriting
			3).	Investments in Commodities
			4).	Issuing Senior Securities
			5).	Concentration
			6).	Diversification of Investments
Franklin Convertible Securities Fund	1).	Lending	1).	Borrowing
	2).	Investments in Real Estate	2).	Underwriting
	3).	Investments in Commodities	3).	Issuing Senior Securities
	4).	Concentration
	5).	Diversification of Investments
Franklin Equity Income Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin Floating Rate Daily Access Fund	1).	Borrowing	1).	Underwriting
	2).	Lending	2).	Diversification of Investments
	3).	Investments in Real Estate
	4).	Investments in Commodities
	5).	Issuing Senior Securities
	6).	Concentration
Franklin Limited Maturity U.S. Government	1).	Borrowing
Securities Fund	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin Low Duration Total Return Fund	1).	Lending	1).	Borrowing
	2).	Investments in Real Estate	2).	Underwriting
	3).	Investments in Commodities	3).	Issuing Senior Securities
			4).	Concentration
			5).	Diversification of Investments
Franklin Real Return Fund	1).	Lending	1).	Borrowing
	2).	Investments in Real Estate	2).	Underwriting
	3).	Investments in Commodities	3).	Issuing Senior Securities
			4).	Concentration
			5).	Diversification of Investments

L-1-4

	FUNDAMENTAL INVESTMENT RESTRICTIONS TO BE AMENDED		FUNDAMENTAL INVESTMENT RESTRICTIONS TO REMAIN UNCHANGED
Franklin Total Return Fund	1).	Borrowing	1).	Underwriting
	2).	Lending	2).	Concentration
	3).	Investments in Real Estate
	4).	Investments in Commodities
	5).	Issuing Senior Securities
	6).	Diversification of Investments
Franklin Managed Trust
Franklin Rising Dividends Fund	1).	Borrowing	1).	Underwriting
	2).	Lending	2).	Concentration
	3).	Investments in Real Estate
	4).	Investments in Commodities
	5).	Issuing Senior Securities
	6).	Diversification of Investments
Franklin Municipal Securities Trust
Franklin California High Yield Municipal Fund	1).	Borrowing	1).	Diversification of Investments
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
Franklin Tennessee Municipal Bond Fund	1).	Borrowing	1).	Diversification of Investments
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
Franklin Mutual Recovery Fund
	1).	Underwriting	1).	Borrowing
	2).	Lending	2).	Issuing Senior Securities
	3).	Investments in Real Estate	3).	Diversification of Investments
	4).	Investments in Commodities
	5).	Concentration
Franklin Mutual Series Fund Inc.
Mutual Beacon Fund	1).	Borrowing	1).	Underwriting
	2).	Lending	2).	Investments in Commodities
	3).	Investments in Real Estate
	4).	Issuing Senior Securities
	5).	Concentration
	6).	Diversification of Investments
Mutual Discovery Fund	1).	Borrowing	1).	Underwriting
	2).	Lending	2).	Investments in Commodities
	3).	Investments in Real Estate
	4).	Issuing Senior Securities
	5).	Concentration
	6).	Diversification of Investments

L-1-5

	FUNDAMENTAL INVESTMENT RESTRICTIONS TO BE AMENDED		FUNDAMENTAL INVESTMENT RESTRICTIONS TO REMAIN UNCHANGED
Mutual European Fund	1).	Borrowing	1).	Underwriting
	2).	Lending	2).	Investments in Commodities
	3).	Investments in Real Estate
	4).	Issuing Senior Securities
	5).	Concentration
	6).	Diversification of Investments
Mutual Financial Services Fund	1).	Borrowing	1).	Underwriting
	2).	Lending	2).	Investments in Commodities
	3).	Investments in Real Estate
	4).	Issuing Senior Securities
	5).	Concentration
	6).	Diversification of Investments
Mutual Qualified Fund	1).	Borrowing	1).	Underwriting
	2).	Lending	2).	Investments in Commodities
	3).	Investments in Real Estate
	4).	Issuing Senior Securities
	5).	Concentration
	6).	Diversification of Investments
Mutual Shares Fund	1).	Borrowing	1).	Underwriting
	2).	Lending	2).	Investments in Commodities
	3).	Investments in Real Estate
	4).	Issuing Senior Securities
	5).	Concentration
	6).	Diversification of Investments
Franklin New York Tax-Free Income Fund
	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin New York Tax-Free Trust
Franklin New York Insured Tax-Free Income Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin New York Intermediate-Term Tax-Free	1).	Borrowing
Income Fund	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments

L-1-6

	FUNDAMENTAL INVESTMENT RESTRICTIONS TO BE AMENDED		FUNDAMENTAL INVESTMENT RESTRICTIONS TO REMAIN UNCHANGED
Franklin New York Limited-Term Tax-Free Income	1).	Borrowing
Fund	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
– Non-diversified[1]
Franklin New York Tax-Exempt Money Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin Real Estate Securities Trust
Franklin Real Estate Securities Fund	1).	Borrowing	1).	Diversification of Investments
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
Franklin Strategic Mortgage Portfolio
	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin Strategic Series
Franklin Aggressive Growth Fund	1).	Borrowing	1).	Underwriting
	2).	Lending	2).	Concentration
	3).	Investments in Real Estate
	4).	Investments in Commodities
	5).	Issuing Senior Securities
	6).	Diversification of Investments
Franklin Biotechnology Discovery Fund	1).	Borrowing	1).	Diversification of Investments –
	2).	Underwriting		Non-diversified
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration

____________________

[1]	Only the Fund’s fundamental investment restriction that prohibits the Fund from owning more than 10% of the voting securities of any one issuer is recommended to be eliminated. It is not proposed that such Fund’s status as a non-diversified investment company be changed.

 L-1-7

	FUNDAMENTAL INVESTMENT RESTRICTIONS TO BE AMENDED		FUNDAMENTAL INVESTMENT RESTRICTIONS TO REMAIN UNCHANGED
Franklin Blue Chip Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin Flex Cap Growth Fund	1).	Borrowing	1).	Diversification of Investments
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
Franklin Global Communications Fund	1).	Borrowing	1).	Diversification of Investments
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
Franklin Global Health Care Fund	1).	Borrowing	1).	Diversification of Investments –
	2).	Underwriting		Non-diversified
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
Franklin Natural Resources Fund	1).	Borrowing	1).	Diversification of Investments
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
Franklin Small Cap Growth Fund II	1).	Borrowing	1).	Underwriting
	2).	Lending
	3).	Investments in Real Estate
	4).	Investments in Commodities
	5).	Issuing Senior Securities
	6).	Concentration
	7).	Diversification of Investments
Franklin Small-Mid Cap Growth Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments

L-1-8

	FUNDAMENTAL INVESTMENT RESTRICTIONS TO BE AMENDED		FUNDAMENTAL INVESTMENT RESTRICTIONS TO REMAIN UNCHANGED
Franklin Strategic Income Fund	1).	Borrowing	1).	Diversification of Investments
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
Franklin Technology Fund	1).	Borrowing	1).	Underwriting
	2).	Lending	2).	Diversification of Investments
	3).	Investments in Real Estate
	4).	Investments in Commodities
	5).	Issuing Senior Securities
	6).	Concentration
Franklin U.S. Long-Short Fund	1).	Borrowing	1).	Underwriting
	2).	Lending	2).	Concentration
	3).	Investments in Real Estate
	4).	Investments in Commodities
	5).	Issuing Senior Securities
	6).	Diversification of Investments
Franklin Tax-Free Trust
Franklin Alabama Tax-Free Income Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin Arizona Tax-Free Income Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin Colorado Tax-Free Income Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin Connecticut Tax-Free Income Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments

L-1-9

	FUNDAMENTAL INVESTMENT RESTRICTIONS TO BE AMENDED		FUNDAMENTAL INVESTMENT RESTRICTIONS TO REMAIN UNCHANGED
Franklin Double Tax-Free Income Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin Federal Intermediate-Term Tax-Free	1).	Borrowing
Income Fund	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin Federal Limited-Term Tax-Free	1).	Lending	1).	Borrowing
Income Fund	2).	Investments in Real Estate	2).	Underwriting
	3).	Investments in Commodities	3).	Issuing Senior Securities
	4).	Diversification of Investments	4).	Concentration
Franklin Florida Insured Tax-Free Income Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin Florida Tax-Free Income Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin Georgia Tax-Free Income Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin High Yield Tax-Free Income Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments

L-1-10

	FUNDAMENTAL INVESTMENT RESTRICTIONS TO BE AMENDED		FUNDAMENTAL INVESTMENT RESTRICTIONS TO REMAIN UNCHANGED
Franklin Insured Tax-Free Income Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin Kentucky Tax-Free Income Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin Louisiana Tax-Free Income Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin Maryland Tax-Free Income Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin Massachusetts Insured Tax-Free Income	1).	Borrowing
Fund	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin Michigan Insured Tax-Free Income Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin Minnesota Insured Tax-Free Income Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments

L-1-11

	FUNDAMENTAL INVESTMENT RESTRICTIONS TO BE AMENDED		FUNDAMENTAL INVESTMENT RESTRICTIONS TO REMAIN UNCHANGED
Franklin Missouri Tax-Free Income Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin New Jersey Tax-Free Income Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin North Carolina Tax-Free Income Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin Ohio Insured Tax-Free Income Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin Oregon Tax-Free Income Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin Pennsylvania Tax-Free Income Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin Virginia Tax-Free Income Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments

L-1-12

	FUNDAMENTAL INVESTMENT RESTRICTIONS TO BE AMENDED		FUNDAMENTAL INVESTMENT RESTRICTIONS TO REMAIN UNCHANGED
Franklin Templeton Fund Allocator Series
Franklin Templeton Conservative Target Fund	1).	Borrowing	1).	Diversification of Investments
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
Franklin Templeton Corefolio Allocation Fund	1).	Lending	1).	Borrowing
	2).	Investments in Real Estate	2).	Underwriting
	3).	Investments in Commodities	3).	Issuing Senior Securities
			4).	Concentration
			5).	Diversification of Investments
Franklin Templeton Founding Funds Allocation	1).	Lending	1).	Borrowing
Fund	2).	Investments in Real Estate	2).	Underwriting
	3).	Investments in Commodities	3).	Issuing Senior Securities
			4).	Concentration
			5).	Diversification of Investments
Franklin Templeton Growth Target Fund	1).	Borrowing	1).	Diversification of Investments
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
Franklin Templeton Moderate Target Fund	1).	Borrowing	1).	Diversification of Investments
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
Franklin Templeton Perspectives Allocation Fund	1).	Lending	1).	Borrowing
	2).	Investments in Real Estate	2).	Underwriting
	3).	Investments in Commodities	3).	Issuing Senior Securities
			4).	Concentration
			5).	Diversification of Investments
Franklin Templeton 2015 Retirement Target Fund	1).	Lending	1).	Borrowing
	2).	Investments in Real Estate	2).	Underwriting
			3).	Investments in Commodities
			4).	Issuing Senior Securities
			5).	Concentration
			6).	Diversification of Investments
Franklin Templeton 2025 Retirement Target Fund	1).	Lending	1).	Borrowing
	2).	Investments in Real Estate	2).	Underwriting
			3).	Investments in Commodities
			4).	Issuing Senior Securities
			5).	Concentration
			6).	Diversification of Investments
Franklin Templeton 2035 Retirement Target Fund	1).	Lending	1).	Borrowing
	2).	Investments in Real Estate	2).	Underwriting
			3).	Investments in Commodities
			4).	Issuing Senior Securities
			5).	Concentration
			6).	Diversification of Investments

L-1-13

	FUNDAMENTAL INVESTMENT RESTRICTIONS TO BE AMENDED		FUNDAMENTAL INVESTMENT RESTRICTIONS TO REMAIN UNCHANGED
Franklin Templeton 2045 Retirement Target Fund	1).	Lending	1).	Borrowing
	2).	Investments in Real Estate	2).	Underwriting
			3).	Investments in Commodities
			4).	Issuing Senior Securities
			5).	Concentration
			6).	Diversification of Investments
Franklin Templeton Global Trust
Franklin Templeton Hard Currency Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
– Non-diversified[2]
Franklin Templeton International Trust
Templeton Foreign Smaller Companies Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Templeton Global Long-Short Fund	1).	Borrowing	1).	Underwriting
	2).	Lending	2).	Concentration
	3).	Investments in Real Estate
	4).	Investments in Commodities
	5).	Issuing Senior Securities
	6).	Diversification of Investments
Franklin Templeton Money Fund Trust
Franklin Templeton Money Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin Value Investors Trust
Franklin Balance Sheet Investment Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments

____________________

[2]

Only the Fund’s investment restriction that relates to Subchapter M diversification requirements is recommended to be eliminated. It is not proposed that such Fund’s status as a non-diversified investment company be changed.

L-1-14

	FUNDAMENTAL INVESTMENT RESTRICTIONS TO BE AMENDED		FUNDAMENTAL INVESTMENT RESTRICTIONS TO REMAIN UNCHANGED
Franklin Large Cap Value Fund	1).	Borrowing	1).	Underwriting
	2).	Lending
	3).	Investments in Real Estate
	4).	Investments in Commodities
	5).	Issuing Senior Securities
	6).	Concentration
	7).	Diversification of Investments
Franklin MicroCap Value Fund	1).	Borrowing	1).	Diversification of Investments
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
Franklin MidCap Value Fund	1).	Lending	1).	Borrowing
	2).	Investments in Real Estate	2).	Underwriting
	3).	Investments in Commodities	3).	Issuing Senior Securities
			4).	Concentration
			5).	Diversification of Investments
Franklin Small Cap Value Fund	1).	Borrowing	1).	Diversification of Investments
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
Institutional Fiduciary Trust
Franklin Cash Reserves Fund	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Franklin Structured Large Cap Core Equity	1).	Borrowing	1).	Underwriting
Fund	2).	Lending	2).	Concentration
	3).	Investments in Real Estate
	4).	Investments in Commodities
	5).	Issuing Senior Securities
	6).	Diversification of Investments
Franklin Structured Large Cap Growth Equity	1).	Borrowing	1).	Underwriting
Fund	2).	Lending	2).	Concentration
	3).	Investments in Real Estate
	4).	Investments in Commodities
	5).	Issuing Senior Securities
	6).	Diversification of Investments
Money Market Portfolio	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments

L-1-15

	FUNDAMENTAL INVESTMENT RESTRICTIONS TO BE AMENDED		FUNDAMENTAL INVESTMENT RESTRICTIONS TO REMAIN UNCHANGED
The Money Market Portfolios
The Money Market Portfolio	1).	Borrowing
	2).	Underwriting
	3).	Lending
	4).	Investments in Real Estate
	5).	Investments in Commodities
	6).	Issuing Senior Securities
	7).	Concentration
	8).	Diversification of Investments
Templeton Developing Markets Trust
	1).	Lending	1).	Borrowing
	2).	Investments in Commodities	2).	Underwriting
			3).	Investments in Real Estate
			4).	Issuing Senior Securities
			5).	Concentration
			6).	Diversification of Investments
Templeton China World Fund
	1).	Lending	1).	Borrowing
	2).	Investments in Real Estate	2).	Underwriting
	3).	Investments in Commodities	3).	Issuing Senior Securities
			4).	Concentration
			5).	Diversification of Investments –
Non-diversified
Templeton Funds, Inc.
Templeton Foreign Fund	1).	Lending	1).	Borrowing
	2).	Investments in Real Estate	2).	Underwriting
			3).	Issuing Senior Securities
			4).	Investments in Commodities
			5).	Concentration
			6).	Diversification of Investments
Templeton World Fund	1).	Lending	1).	Borrowing
	2).	Investments in Real Estate	2).	Underwriting
			3).	Issuing Senior Securities
			4).	Investments in Commodities
			5).	Concentration
			6).	Diversification of Investments
Templeton Global Smaller Companies Fund
	1).	Lending	1).	Borrowing
	2).	Investments in Real Estate	2).	Underwriting
			3).	Issuing Senior Securities
			4).	Investments in Commodities
			5).	Concentration
			6).	Diversification of Investments
Templeton Income Trust
Templeton Global Bond Fund	1).	Lending	1).	Borrowing
	2).	Investments in Real Estate	2).	Issuing Senior Securities
			3).	Underwriting
			4).	Investments in Commodities
			5).	Concentration
			6).	Diversification of Investments –
Non-diversified

L-1-16

	FUNDAMENTAL INVESTMENT RESTRICTIONS TO BE AMENDED	FUNDAMENTAL INVESTMENT RESTRICTIONS TO REMAIN UNCHANGED
Templeton Institutional Funds, Inc.
Emerging Markets Series	1). Borrowing
2). Underwriting
3). Lending
4). Investments in Real Estate
5). Investments in Commodities
6). Issuing Senior Securities
7). Concentration
8). Diversification of Investments
Foreign Equity Series	1). Borrowing
2). Underwriting
3). Lending
4). Investments in Real Estate
5). Investments in Commodities
6). Issuing Senior Securities
7). Concentration
8). Diversification of Investments
Foreign Smaller Companies Series	1). Lending	1). Borrowing
	2). Investments in Real Estate	2). Underwriting
	3). Investments in Commodities	3). Issuing Senior Securities
4). Concentration
5). Diversification of Investments

L-1-17